Offerings - Offering: 1	Feb. 13, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Debt
Security Class Title	6.875% Fixed-to-Floating Rate Subordinated Notes due 2035
Amount Registered | shares	60,000,000
Maximum Aggregate Offering Price	$ 60,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 8,286
Offering Note

(1)
Rule 457(f) Fee Calculation Details. Maximum Aggregate Offering Price estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f) under the Securities Act of 1933, as amended. Represents the maximum aggregate offering price of all notes to be offered in the exchange offer to which the registration statement relates.